© Fifth Third Bancorp | All Rights Reserved © Fifth Third Bancorp | All Rights Reserved Goldman Sachs U.S. Financial Services Conference Tim Spence President and Chief Executive Officer December 6, 2023

© Fifth Third Bancorp | All Rights Reserved This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates and the effects of inflation; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (45) Fifth Third's ability to meet its environmental and/or social targets, goals and commitments. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s website at www.sec.gov or on our website at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures on pages 27 through 29 of our 3Q23 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. This presentation incorporates the following peers: CFG, CMA, FCNCA, FHN, HBAN, KEY, MTB, PNC, RF, TFC, USB, & ZION. Cautionary statement 2

© Fifth Third Bancorp | All Rights Reserved Fifth Third’s operational priorities Continually investing for long-term outperformance Through the cycle discipline throughout the bank – liquidity/deposits, credit, rates, expenses, and capital management Focused on consistently generating top quartile profitability among peers Stability Profitability Growth Consistent and disciplined management, with a long-term focus throughout the company 3

Managing the balance sheet for long-term outperformance

Fifth Third's balance sheet is well positioned relative to peers

As of 9/30/23

Loan-to-deposit ratio



71.6%
Peer 1 72.4%
Peer 2 75.2%
Peer 3 75.5%
Peer 4 78.0%
Peer 5 78.9%
Peer 6 79.3%
Peer 7 80.2%
Peer 8 80.4%
Peer 9 81.0%
Peer 10 84.0%
Peer 11 91.1%
Peer 12 92.2%

ACL ratio



2.11%
Peer 1 2.08%
Peer 2 1.96%
Peer 3 1.70%
Peer 4 1.70%
Peer 5 1.57%
Peer 6 1.55%
Peer 7 1.55%
Peer 8 1.54%
Peer 9 1.38%
Peer 10 1.36%
Peer 11 1.30%
Peer 12 1.26%

- Achieved full Category 1 LCR as of 8/31/23
- Expect average cash and other short-term investments of ~$20BN in 4Q23[1]
- Continue to expect to reduce RWA 2% in 4Q23[1]

High-quality deposit franchise generates peer-leading results

Period-end total deposits indexed to 100; H8, non-seasonally adjusted total deposits



+4%
(4%)
(5%)
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
FITB
Peer Median
H8

Fifth Third continues to outpace the industry in deposit share growth[2]

Deposit share rankings

#2 Midwest
unchanged YoY

#6 Southeast
Improved 2 spots YoY

- Gained or maintained market share rank in all 40 of our largest MSAs YoY

Significant locational share improvement since 2018 in key SE MSAs

	2018	2023
Naples, FL	#2	#1
Fort Myers, FL	#4	#2
Nashville, TN	#6	#3
Charlotte, NC	#5	#4
Raleigh-Durham, NC	#15	#7

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© Fifth Third Bancorp | All Rights Reserved

[1]See forward-looking statements on page 2 of this presentation; [2]Data sourced from S&P Global Market Intelligence with deposits per branch capped at $250MM per June 2023 FDIC data; Midwest and Southeast rankings represent in footprint deposit market share

© Fifth Third Bancorp | All Rights Reserved 60.5% Peer 11 Peer 10 x Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 15.9% Peer 1 x Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 14.0% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 x Peer 10 Peer 11 1.29% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 x Peer 10 Peer 11 1.27% Peer 1 Peer 2 x Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 54.7% Peer 11 Peer 10 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 x Peer 1 Generating top quartile profitability metrics 5 ROTCE ex. AOCI 1 1 Non-GAAP measure: see reconciliation and use of non-GAAP measures on pages 27-29 of the 3Q23 earnings release; FCNCA excluded due to limited data FY18 3Q23 FY18 3Q23 FY18 3Q23 ROA 1 Efficiency ratio 1 Adjusted basis Adjusted basis Adjusted basis Remain focused on long-term horizon Expect to continue generating top-tier financial results

Consistent and disciplined expense management while still investing for future outperformance

Disciplined expense management

Low expense growth vs. peers[1]

FY 2019 – 3Q23 LTM reported expense growth CAGR



4.8%
1.7%
Peer average

- Expect lean process automation and end-to-end value stream efforts to continue to generate savings into 2024 and beyond.
  - Value streams are organized around 10 key processes to identify cost reductions, quality improvements, and client experience enhancements

Continuing to invest for future outperformance

Select Examples:

Investments focused on **Talent** & **Capabilities**

Southeast expansion

- Opened 2nd most branches over the last 3 years in our markets
- 70% of the 3Q23 consumer deposit growth was attributable to our Southeast markets
- Expanded Middle Market salesforce

Investments in products and services

- Ongoing Momentum Banking enhancements
- Dividend and Provide FinTech acquisitions
- Launched Fifth Third Wealth Advisors
- Acquired Treasury Management capabilities in Rize/Embedded Payments and Big Data Healthcare

Technology modernization

- Investments in cloud-based, scalable infrastructure

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© Fifth Third Bancorp | All Rights Reserved

[1] Excludes banks impacted by bank M&A

Well-diversified and strong fee businesses

Fee revenue mix is well-diversified

3Q23 LTM adjusted noninterest income mix

- Total adjusted noninterest income accounted for 33% of total adjusted revenue for the last twelve months ending 3Q23
- Focused on diversified fees to lessen cyclical impacts
- Continue to assess other opportunities to further improve fee diversification



Commercial banking revenue
21%
Wealth & Asset Management
19%
Service charges on deposits
19%
Card and processing revenue
14%
Mortgage banking revenue
8%
Leasing business revenue
7%
Other noninterest income
11%

Wealth & Asset Management business has sizable scale relative to peers

$ in BNs; As of 9/30/23



AUM[2]
Peer 1 $146
Peer 2 $114
Peer 3 $71
Peer 4 $47
Peer 5 $47
$46
Peer 6 $35
Peer 7 $22
Peer 8 $18
Peer 9 $17
Peer 10 $14
Peer 11 $8
Peer 12 $3
~$57B of AUM including our RIAs



AUC[2]
Peer 1 $4,437
$503
Peer 2 $337
Peer 3 $228
Peer 4 $172
Peer 5 $163
Peer 6 $141
Peer 7 $119
Peer 8 $118
Peer 9 $90
Peer 10 $47
Peer 11 $25
Peer 12 $6

Wealth & Asset Management business has delivered consistent growth over the past 5+ years

- Wealth & Asset Management revenue has grown 6% annually over the past 6 years

Key priorities

- Focus the business on core private bank offerings and One Bank solutions
- **Business Transition Advisory Team**
  - Dedicated to preparing business owners financially and personal for business transition
  - Launched in 2021; >$1BN in gross proceeds since inception
- **Fifth Third Wealth Advisors**
  - Independent RIA Launched in 2022; expect to generate >$2BN in AUM by YE24[1]

Awarding winning Private Bank

AMERICAN BANKER
THE MOST POWERFUL WOMEN IN BANKING TEAMS

Fifth Third Wealth & Asset Management Team

BEST PRIVATE BANK AWARD 2023
GLOBAL FINANCE

4th consecutive year



W&AM Net Promoter Score
71
76
+7%
2022
2023

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© Fifth Third Bancorp | All Rights Reserved

Totals may not foot due to rounding; [1]See forward-looking statements on page 2 of this presentation; [2]Source: Regulatory filings – Call Report

Customer-centric, technology-led product innovation and development

Example Fifth Third Solutions:	Momentum Banking	Treasury Management	Dividend Finance	Provide
Product innovation and development:	• First large bank to offer a fintech-equivalent everyday banking offering (2021) • Higher primacy and higher retention than previous new-to-bank customers • Best-in-class features and a continuous improvement philosophy	• Expert AP, Expert AR, Cash Logistics digitize and automate manual "order-to-cash" and "procure-to-pay" processes for Middle Market clients • Embedded payments (Newline) augmented by Rize Money acquisition • Over 1/3 of new TM relationships are TM-led	• Pioneered solar industry financing model • Proprietary digital-first platform • Focused on scaling existing products, adding Tier 1 contractor partners, synergies with Fifth Third home equity capabilities	• Leading practice marketplace referral platform • Expanded to vet services • Added new financing options • ~90% of new relationships have deposits, TM, or both
Market leadership:	• ~1.3 million Momentum HHs (~50% of total consumer)	• **Top 5** market share in 6 Treasury Management product categories[1]	• **#2** residential solar national market share	• **#2** practice finance national market share

THE DIGITAL BANKER Digital CX Awards 2022

OUTSTANDING IMPLEMENTATION OF DIGITAL CX INITIATIVE BY A TEAM - USA

WINNER FIFTH THIRD BANK

Fifth Third Momentum Banking

2022 BAI Global Innovation Awards Finalist

(1 of 3 traditional US banks)

FAST COMPANY

Provide named One of the World's Most Innovative Companies by Fast Company

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[1]Based on data provided by survey participants in the 2022 Cash Management Services Survey administered by EY

#6 largest retail bank and growing at 3x the rate of the industry household growth in priority Southeast MSAs

Southeast franchise overview

$29BN deposits
~17% of total

$18BN loans
~15% of total

~3x
FITB SE household growth over total industry SE household growth[1]

#6 in FITB Southeast MSAs - locations[1]
#8 in Southeast states[1]



Key Southeast MSAs
Represents a FITB Southeast retail market for 10+ years

Unemployment rate[1]



3.6%
3.2%

Expected population growth[1]



2.1%
5.7%

Key Southeast MSAs of Focus | US Average

Repositioning branch network to gain share in high growth markets

Branch network mix



3Q18[2]
~20%
~80%
3Q23
30%
70%
2028E[3]
~45%
~55%
Midwest
Southeast

- 90%+ of branches added since 2017 are in the Southeast
- NextGen design in >95% of new builds
- Opened 2nd most branches over past 3 years in our markets
- Expect to open ~35 branches a year through 2028[3]

© Fifth Third Bancorp | All Rights Reserved

[1]Data sourced from S&P Global Market Intelligence; expected population data is for the 2023-2028 period; Unemployment rate is a weighted average by population and as of 10/31/23; [2]Pro-forma mix including the impact of the MB acquisition; [3]See forward-looking statements on page 2 of this presentation

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© Fifth Third Bancorp | All Rights Reserved ✓ Well positioned to navigate the potential capital and liquidity regulatory changes ✓ Well-diversified and resilient balance sheet to provide stability in uncertain environments ✓ Consistent investments to generate balanced and growing revenue streams while maintaining peer-leading expense discipline ✓ Multi-year track record of making appropriate and preemptive changes to the business ✓ Transparent management team Positioned to generate long-term sustainable value to shareholders despite the environment Why Fifth Third 10

© Fifth Third Bancorp | All Rights Reserved Net interest income 1 Noninterest income 1 up 1 – 2% Noninterest expense stable to up 1% down 1 – 2% (3Q23 baseline: $1.445BN) (3Q23 baseline: $732MM) (3Q23 baseline: $1.188BN) Net charge-off ratio 30 – 35 bps Effective tax rate ~23% 1 Non-GAAP measure: see forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 3Q23 earnings release. As of December 5, 2023; please see cautionary statements on page 2 Total revenue 1 flat to down 1% (3Q23 baseline: $2.170BN; Includes securities g/l) (including HFS) Avg. loans & leases down 2 – 3% Current expectations unchanged from October 19, 2023 earnings call 11 assumes fed funds remains at 5.50% for remainder of 2023 Allowance for credit losses $0 - $25MM build The 4Q23 noninterest expense guidance excludes the ~$224MM FDIC special assessment related to recovering the cost of the closures of Silicon Valley Bank and Signature Bank. Primarily due to Dividend Finance and assumes no significant change to macroeconomic outlook and risk profile as of 3Q23 4Q23 compared to 3Q23

© Fifth Third Bancorp | All Rights Reserved Appendix 12

Diversified loan portfolios and over a decade of credit discipline to support strong through-the-cycle results

Commercial portfolio

- ✓ **Disciplined client selection** with a focus on diversification
- ✓ Strict **industry and geography concentration limits**
- ✓ Have maintained **lowest CRE concentration** among peers
- ✓ **Limited office CRE exposure** with $0 net-charge offs over last 12 months and 0% delinquency ratio as of 9/30/23
- ✓ **Strong SNC portfolio** with resilient credit metrics
- ✓ **Limited exposure to leveraged lending;** highly monitored leveraged loan portfolio of $2.5B down ~65% from 2016 peak

Consumer portfolio

- ✓ **Conservative underwriting standards** and portfolio focused on **prime/super prime customers and homeowners**
  - Total consumer **WA FICO at origination of 765**
  - ~80% of Consumer portfolio has a 720+ FICO
- ✓ ~75% of Auto and Card balances represented by homeowners
- ✓ Credit card strategy focused on in-footprint **prime and super prime** transactors
- ✓ Minimized impact of stimulus-related **FICO score warping** by underwriting to trended scores, using internal models, and tightening underwriting standards

Fifth Third is well positioned to generate consistently strong credit results; continue to expect annual through-the-cycle and 2024 net charge-offs of 0.35% to 0.45%[1]

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© Fifth Third Bancorp | All Rights Reserved

[1] *See forward-looking statements on page 2 of this presentation*

Continued strong credit quality within portfolios of interest

High quality Shared National Credit portfolio with limited exposure to Leveraged lending[1]

$ in billions; as of 9/30/23



$34.9
$2.5
$2.1
Shared National Credits portfolio
Leveraged lending portfolio
Both SNC & Leveraged lending

As a % of total loans	Shared National Credits portfolio	Leveraged lending portfolio	Both SNC & Leveraged lending
	29%	***2%***	***<2%***

Shared National Credits portfolio

- Reduced balances 7% compared to 1Q23
- ~80% of SNC balances are investment grade or near investment grade equivalent borrowers; independently underwrite each transaction
- Lead left / lead right on ~50% of relationships
- Crits, NPA, and NCO rates all consistently below the rest of commercial portfolio over a multi-year period

Leveraged lending portfolio

- Reduced balances 8% compared to 1Q23
- Represents ~2% of total loans in 3Q23 vs. ~8% in 2015
- ~25% of exposures are cov-lite vs. ~90% market average[2]
- ACL of 33% on individually evaluated credits

Both SNC & Leveraged lending

- Reduced balances 1% compared to 1Q23
- Industry concentration is well diversified
- 0.05% delinquency ratio

Auto manufacturing sub-sector

- Limited exposure to auto manufacturing sub-sector
- ~$300M in balances (~7% criticized), of which ~$100M are highly impacted by UAW strike

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[1] Highly monitored leverage lending definition: commitments > $5M and > 3x Senior Debt; 4x total debt (with limited industry variations); [2]Source: Pitchbook LCD quarterly data

© Fifth Third Bancorp | All Rights Reserved Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 0% 5% 10% 15% 20% 0% 5% 10% 15% 20% 25% 30% 35% CRE portfolio is well positioned relative to peers 15 Comparing CRE criticized asset ratios to CRE as a % of total loans CRE as a percent of total loans As of 9/30/23 Low CRE concentration & Low CRE crit rate CRE criticized asset ratio trend 2020 2021 2022 1Q23 2Q23 3Q23 1 Peer 4 2.4% Peer 2 2.0% Peer 2 1.0% Peer 1 2.1% Peer 2 2.3% Peer 1 3.6% 2 Peer 2 4.0% Peer 4 2.6% Peer 1 1.9% Peer 2 2.2% Peer 1 2.9% Peer 2 3.8% 3 Peer 1 4.7% Peer 1 3.7% Peer 5 2.5% Peer 3 2.9% Peer 3 3.1% Peer 3 3.8% 4 Peer 5 6.2% Peer 5 3.8% Peer 3 2.9% Peer 5 3.3% Peer 5 6.3% FITB 6.9% 5 Peer 7 7.5% Peer 3 4.0% Peer 6 5.0% Peer 6 5.7% Peer 4 6.7% Peer 4 7.4% 6 Peer 10 7.9% Peer 11 6.6% Peer 4 5.4% Peer 4 6.1% FITB 7.1% Peer 5 8.3% 7 Peer 3 8.4% Peer 6 7.4% Peer 7 6.8% FITB 6.9% Peer 6 8.9% Peer 6 10.1% 8 Peer 11 8.8% Peer 10 7.5% Peer 8 7.8% Peer 7 7.6% Peer 7 8.9% Peer 7 11.1% 9 Peer 9 10.9% Peer 7 11.5% Peer 11 8.2% Peer 8 9.7% Peer 9 10.0% Peer 8 11.3% 10 Peer 6 13.8% Peer 8 12.3% FITB 8.3% Peer 9 9.8% Peer 8 11.2% Peer 9 11.7% 11 Peer 8 14.0% FITB 12.3% Peer 10 8.4% Peer 10 10.4% Peer 10 11.3% Peer 10 11.9% 12 Peer 12 15.0% Peer 9 13.4% Peer 9 10.0% Peer 11 12.8% Peer 11 14.8% Peer 11 17.3% 13 FITB 17.3% Peer 12 22.0% Peer 12 18.9% Peer 12 18.3% Peer 12 18.6% Peer 12 20.0% C R E cr it ic iz ed a ss et r a ti o Source: GAAP filings; CRE as a % of total loans and CRE criticized asset ratios exclude owner-occupied loans where applicable

© Fifth Third Bancorp | All Rights Reserved ($5.8) ($4.5) ($3.7) ($3.1) ($2.5) ($2.0) $1.3 $2.1 $2.7 $3.3 $3.8 9/30/23 12/31/24E 12/31/25E 12/31/26E 12/31/27E 12/31/28E Significant upside from securities portfolio accretion 16 Projected AOCI accretion 1 $ in billions; 9/30 securities portfolio unrealized loss, after-tax 1 See forward-looking statements on page 2 of this presentation; 2 Analysis based on 9/30/2023 portfolio utilizing the implied forward curve as of 9/30/2023; 3 Assumes 9/30/23 share count for all periods Assuming implied forward curve 2 ~35% capital accretion ~65% capital accretion ~14% ~23% ~29% ~35% ~41% Expected TBV/share accretion 3 Assumes no share buybacks or earnings